Stock Warrants (Tables)	12 Months Ended
Dec. 31, 2021
Warrants and Rights Note Disclosure [Abstract]
Schedule of Warrant Liabilities
Warrant liabilities consist of the following (in thousands):

	December 31,
	2021	2020
Public warrants	$3,924	$—
Private placement warrants	2,653	—
Redeemable convertible preferred stock warrant	—	806

Total warrant liabilities	$6,577	$806

Summary of Reconciliation of Changes in Fair Value for the Company's Warrant Liability Using Inputs Classified As Level 3	As a result, the warrant liability was reclassified to additional paid-in
capital upon closing of the Merger and no further remeasurement is required on a go forward basis.

Balance at January 1, 2020	$337
Change in fair value	469

Balance at December 31, 2020	806
Change in fair value	(356)
Reclassification to equity	(450)

Balance at December 31, 2021	$—